ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("Agreement") dated as of January 7, 1997 among RCM TECHNOLOGIES, INC., a Nevada corporation ("RCM"), THE FRANK LENTZ AND JUDY MASERA-LENTZ TRUST (the "Acquiree Shareholder") and CATALYST FINANCIAL GROUP, INC. d/b/a LINGATE FINANCIAL GROUP as escrow agent (the "Escrow Agent").

         WHEREAS, RCM, Acquiree, the Acquiree Shareholder and the remaining shareholder of Acquiree have previously entered into a Stock Purchase Agreement dated as of January 7, 1997, 1996 (the "Stock Purchase Agreement"), providing for the purchase of 100% of the outstanding stock of Acquiree by RCM on the Closing Date (the "Acquisition"); and

         WHEREAS, the Stock Purchase Agreement provides in Section 2.2(b) for the establishment of an escrow fund whereby a portion of the Acquiree Shares consisting of in the case of The Frank Lentz and Judy Masera-Lentz Trust 170 shares of the Common Stock of Acquiree (the "Escrow Shares") shall upon the closing of the Acquisition be placed in escrow to secure the obligation of RCM to pay the Trust Note which constitute a part of the deferred portion of the Purchase Consideration under Section 2.3 of the Stock Purchase Agreement; and

         WHEREAS, the principal amount of the Trust Note is subject to adjustment as set forth in Section 2.3(a) to 2.3(e) inclusive of the Stock Purchase Agreement; and

         WHEREAS, the terms of the Stock Purchase Agreement and the Trust Note are incorporated herein by reference.

         NOW,  THEREFORE,   in  consideration  of  RCM,  Acquiree  and  Acquiree
Shareholder entering into the Stock Purchase Agreement and of the





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mutual promises and agreements hereby contained,  the parties hereto,  intending to be legally bound, hereby agree as follows:

         SECTION 1.                 Definitions, Other Agreements.

                  (a) All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement. In Addition, the term "Escrow Fund" and references to the Escrow Shares when used at any time shall mean all shares of common stock of Acquiree owned by Acquiree Shareholder held in escrow hereunder by the Escrow Agent.

                  (b) It is expressly understood and agreed by the parties hereto that all references in this Agreement to the Stock Purchase Agreement and to any exhibits to such Stock Purchase Agreement are for the convenience of the parties hereto other than the Escrow Agent, and the Escrow Agent shall have no obligations or duties with respect thereto other than the obligation to refer to the Stock Purchase Agreement for the purpose of determining the definitions of certain capitalized terms used herein and not otherwise defined herein or to interpret any provisions of such other agreements referred to in this Agreement for purposes of implementation thereof.

         SECTION 2.                 Appointment of Escrow Agent

         Catalyst Financial Group, Inc. d/b/a Lingate Financial Group hereby accepts its appointment as Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the terms and conditions set forth at Section 6 hereafter, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.

         SECTION 3.                 Establishment of Escrow Fund.

                  (a) On the Closing Date, Acquiree Shareholder shall, pursuant to Section 2.2(b) of the Stock Purchase Agreement, deposit with the Escrow Agent the stock certificates evidencing the Escrow Shares (which consist of 170 shares of Acquiree's Common Stock) endorsed in blank.

                  (b) By virtue of the Acquiree Shareholder's execution of this Escrow Agreement, the Acquiree Shareholder has, without any further act on the part of the Acquiree Shareholder, consented to: (i) the establishment of this escrow pursuant to the Stock Purchase Agreement in the manner set forth herein, and (ii) all of the other terms, conditions and limitations in this Agreement.

         SECTION 4.                 Operation and Administration of the Escrow
                                    Fund.

                  (a) To the extent provided herein and in the Stock Purchase Agreement, the Escrow Fund is established to secure the obligation of RCM hereunder and under the Trust Note, the Stock Purchase Agreement, any Exhibit or Schedule thereto and any document executed or delivered in connection therewith.

                  (b) Upon the occurrence of an Event of Default as defined in the Trust Note, and failure to cure the same within any applicable cure period, the Acquiree Shareholder may declare the entire unpaid principal balance of the Trust Note together with interest at the default rate specified in the Note and all sums accrued pursuant to Section 2.4 of the Stock Purchase Agreement and all other sums due under such Note immediately due and payable.

                  (c) Upon the occurrence of an Event of Default as defined in the Trust Note, or in the event Acquiree and/or RCM should breach any of the representations, conditions or covenants made herein and failure to cure the same within any applicable cure period, or in the event RCM become insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of creditors, or any proceeding is instituted by or against RCM alleging that it is insolvent or unable to pay debts as they mature, or RCM commences proceedings for dissolution or liquidation, then Acquiree Shareholder may make application to Escrow Agent with a copy to RCM (the "Application") for release to Acquiree Shareholder of the Escrow Shares, said Application to specify the default(s). In the event of a breach or default as specified in this paragraph, RCM shall pay all costs and expenses of Acquiree Shareholder, including reasonable attorney fees, incurred by Acquiree Shareholder in the enforcement of its rights hereunder.

                  (d) Unless the Escrow Agent is otherwise notified in writing within 20 days from the date of the Application that RCM disputes the Application, then the Escrow Agent shall release the Escrow Shares to the Acquiree Shareholder. Such notice shall be in the form of an affidavit executed by an officer of RCM who has firsthand knowledge of same stating the exact grounds for disputing the Application.

                  (e) Following release of the Escrow Shares to Acquiree Shareholder such Acquiree Shareholder shall have with respect to the Escrow Shares all the rights of a secured party under the Minnesota Uniform Commercial Code including the right, following ten (10) days written notice to Acquiree, to sell the Escrow Shares at a public or private sale in a commercially reasonable manner.

                  (f) If the Escrow Agent is notified that RCM in good faith contests the Application then, and in that event the Escrow Agent may (i) retain the Escrow Shares pending receipt of a written agreement relating thereto signed by the parties hereto or a court order relating thereto; or (ii) the Escrow Agent may commence suit in a court of competent jurisdiction and deposit the Escrow Shares in such proceeding.

                  (g) Once the Escrow Shares have been either released to the Acquiree Shareholder or delivered to RCM the provisions of this Escrow Agreement shall no longer be of any force and effect and this Escrow Agreement shall be deemed to have terminated.

         SECTION 5.                 Fees and Expenses of Escrow Agent.

                  The Escrow Agent will impose no charge for its services except for reimbursement of reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of its functions hereunder, including reasonable fees and disbursements of counsel. The responsibility for payment of fees and reimbursements to the Escrow Agent shall be assumed by RCM. If a suit is commenced the Escrow Agent may impose a charge of $_____ per hour for the time spent directly on the matter.

         SECTION 6.                 Duties and Liabilities of the Escrow Agent.

                  (a) The Escrow Agent shall act hereunder as depositary only, and it shall not be responsible or liable in any manner whatever for any determinations regarding the release or refusal to release from escrow the Escrow Shares to be made pursuant to Section 4 hereof. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Escrow Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Escrow Agent are ministerial in nature, and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

                  (b) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties, nor for retaining the Escrow Fund in the absence of instructions to the contrary.

                  (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own gross negligence or willful misconduct.

                  (d) The Escrow agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel, provided that the Escrow Agent shall have used reasonable care in the selection of such counsel.

                  (e) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that the Escrow Agent shall at all times take such action as is reasonably necessary to keep safely all property held in escrow hereunder. If the Escrow Agent does elect to so act or is required to so act in order to keep safely all property held in escrow hereunder, the Escrow Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.

         SECTION 7.                 Representations.

         During such time as the Escrow Shares are being held by Escrow Agent pursuant to this Agreement, neither Acquiree nor RCM shall take, or permit Acquiree to take, any of the following actions:

         (a) Acquiree shall not be dissolved nor liquidated, in whole or in part, nor shall any business of Acquiree be transferred to any subsidiary corporation nor shall Acquiree merge or consolidate with any other corporation.

         (b) Acquiree shall not sell or otherwise transfer any of its assets or any of its businesses or lines of business except in the ordinary course of business.

         (c) RCM shall not transfer, or attempt to transfer, any of the Escrow Shares to any other person or entity or encumber or create any lien upon or charge against the Escrow Shares or any portion thereof.

         (d) Acquiree shall not increase or decease its authorized or outstanding capital stock nor issue any shares of its capital stock to any other person or entity (including RCM).

         (e)  Acquiree   shall  not  grant  any  stock   options,   warrants  or
subscriptions with respect to its stock and shall declare no dividends or other distribution with respect thereto which is payable in stock of Acquiree.

         (f) Acquiree shall not change its registered name or use a name other than its registered name.

         SECTION 8.                 Amendment.

                  This Agreement may be amended, modified or rescinded by and upon written notice to the Escrow Agent given by RCM, on the one hand, and the Acquiree Shareholder, on the other hand; provided that the rights, duties, liabilities, indemnities and immunities of the Escrow Agent hereunder may not be adversely affected at any time without the written consent of the Escrow Agent.

         SECTION 9.                 Voting of Escrow Shares.

                  So long as no Event of Default has occurred all rights to vote the Escrow Shares while they are part of the Escrow Fund shall be retained by RCM. The Acquiree Shareholder shall have no right to transfer or assign her interest in the Escrow Shares in the Escrow Fund during such period of time as such Shares remain a part of the Escrow Fund unless RCM shall first have consented thereto in writing and provided that any such transferee shall deliver to the Escrow Agent a duly signed stock power covering such Escrow Shares and the Escrow Agent shall hold such transferee's shares and stock powers in escrow subject to this Agreement.

         SECTION 10.                Notices.

                  All notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, return receipt requested, or by hand delivery or by telecopy (promptly confirmed by delivery of an original copy of such notice or communication):

                  (i) If to RCM, to:

                                    Mr. Leon Kopyt
                                    Chief Executive Officer
                                    RCM Technologies, Inc.
                                    2500 McClellan Avenue, Suite 350
                                    Pennsauken, New Jersey 08109-4613
                                    Telephone Number: (609) 486-1777
                                    Telecopy Number: (609) 488-8833

                           with a copy to:

                                    Norman S. Berson, Esquire
                                    Fineman & Bach, P.C.
                                    1608 Walnut Street
                                    Philadelphia, PA 19103
                                    Telephone Number: (215) 893-8710
                                    Telecopy Number: (215) 893-8719


                  (ii) If to the Acquiree Shareholder, to:

                                    The Frank Lentz and Judy Masera-Lentz Trust







                           with a copy to:



                                    James Metchnek, Esquire
                                    Parkdale 4, Suite 125
                                    5353 Gamble Drive
                                    St. Louis Park, MN   55416.
                                    Telephone Number: (612) 544-1557
                                    Telecopy Number: (612) 546-9239

         SECTION 11.                Parties in Interest.

                  This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the parties hereto.

         SECTION 12.                Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 13.                Severability.

                  In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         SECTION 14.                Resignation and Removal of Escrow Agent.

                  (a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving written notice of its resignation to each of the parties hereto, at their respective addresses set forth in Section 9 of this Agreement, at least thirty (30) days prior to the date specified for any such resignation to take effect. The Escrow Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Escrow Agent and signed by each of the parties hereto (other than the Escrow Agent).

                  (b) If at any time the Escrow Agent shall resign or shall be removed in accordance with the provisions of clause (a) above, RCM and the Acquiree Shareholder shall use their respective best efforts to jointly appoint a successor escrow agent under this Agreement. In the event of the resignation or removal of the Escrow Agent, if no appointment of a successor escrow agent shall have been made pursuant to the preceding sentence within the thirty (30) days period referred to in the first sentence of paragraph (a) above, then the retiring Escrow Agent may apply to any court of competent jurisdiction to appoint a successor escrow agent. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor escrow agent hereunder.

         SECTION 15.                Indemnification.

                  RCM and the Acquiree Shareholder, jointly and severally agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as Escrow Agent hereunder, except as caused by its negligence or willful misconduct, including without limitation the reasonable legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. The terms of this Section 14 shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent. The Escrow Agent agrees to notify RCM and the Acquiree Shareholder in writing of the written assertion of a claim against the Escrow Agent or of any suit or proceeding commenced against the Escrow Agent promptly after the Escrow Agent has received any such written assertion of a claim or has been served with the summons or other legal process, in each case giving information as to the nature and basis of the claim, but in no event will the failure to give such notice affect the obligation of RCM and the Acquiree Shareholder to indemnify the Escrow Agent pursuant to this Section 14 unless the rights of RCM and the Acquiree Shareholder shall have been materially impaired by such failure. Each of RCM and the Acquiree Shareholder will be entitled to participate at its own expense in the defense of any suit or proceeding brought to enforce any such claim and, if it so elects in writing, may assume the entire defense and control of any such suit or proceeding. Neither RCM nor the Acquiree Shareholder shall be liable for any counsel fees or other expenses incurred by the Escrow Agent after the date that RCM or the Acquiree Shareholder shall have so elected to assume the defense and control of any such suit or proceeding. In addition, neither RCM nor the Acquiree Shareholder shall be liable for any settlement of any such suit, proceeding or claim without the prior written consent of RCM and the Acquiree Shareholder.






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         IN WITNESS WHEREOF,  the parties hereto have duly caused this Agreement to be executed as of the date first written above.

                             RCM TECHNOLOGIES, INC.



                                       By:
                                      Name:
                                     Title:



                            THE FRANK LENTZ AND JUDY
                                                           MASERA-LENTZ TRUST



                                       By:
                                                       JAMES METCHNEK, Special
                                                           Independent Trustee




                                             Escrow Agent
























[NSB\04257PAM.ES2]





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